MAINSTAY INSTITUTIONAL FUNDS INC.
                         Supplement dated March 12, 1997
                       to the Prospectus dated May 1, 1996


New York Life Insurance Company, as Administrator, and Monitor Capital Advisors, Inc., as Adviser, for the Indexed Equity Fund (the "Fund"), have voluntarily agreed to waive a portion of their fees so that the Fund's total operating expenses will not exceed .30% for the Institutional Class and .55% for the Institutional Service Class of the value of the average daily net assets for each such Class of shares. This expense limitation will remain in effect through December 31, 1998. See page 53 of the Prospectus for additional information about the Voluntary Expense Limitation.

Tom Kolefas is no longer with MacKay-Shields Financial Corporation, MainStay Institutional Value Equity Fund's investment adviser. Jeffrey A. Simon has assumed Mr. Kolefas' responsibilities as a portfolio manager of the Fund. Accordingly, Mr. Kolefas' biography which appears on page 22 under the heading "Who's Managing Your Money?" is hereby deleted and replaced with Mr. Simon's biography as follows: Mr. Simon is a Director of MacKay-Shields and specializes in equity securities. He joined MacKay-Shields in 1993 after working as a senior equity research analyst and portfolio manager at National Securities and Research Corporation (1991-1992) and Neuberger & Berman (1987-1991).

Michael Perelstein is no longer with MacKay-Shields Financial Corporation, MainStay Institutional International Equity Fund's and International Bond Fund's investment adviser. Joseph Portera has assumed Mr. Perelstein's responsibilities as a portfolio manager of the International Bond Fund. Accordingly, Mr. Perelstein's biography which appears on pages 20 and 25 under the heading "Who's Managing Your Money?" is hereby deleted and replaced with Mr. Portera's biography on page 25 as follows: Mr. Portera is a Director of MacKay-Shields specializing in international bonds. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay-Shields in 1991 and was portfolio manager of the International Bond Fund from its inception in January 1995 to August 1995. Previously, Mr. Portera was a portfolio manager specializing in international debt securities at ABN-AMRO Bank, N.V. (from 1988-1991). Shigemi Takagi remains a portfolio manager of the International Equity Fund. His biography appears on page 20.

     The Company's Shareholder Services Plan has been amended to modify the type of shareholder services provided thereunder. To reflect this amendment, the last sentence which appears under the heading "If you buy shares of the Institutional Service Class..." on page 3, and the second paragraph which appears under the heading "Shareholder Services Plan" on page 53, are hereby deleted and replaced with the following: Each Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Institutional Service Class of the Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts. Additionally, the following text should be added to the description of New York Life Insurance Company under the heading "Who Provides Customer Service and Maintains Financial Records?" on page 37: New York Life or an affiliate is paid by the Funds, and in turn, may pay unaffiliated third parties for providing shareholder services to participants in retirement plans or other beneficial owners of the Funds whose interests are held in an omnibus account. Such services may include receiving, collecting and processing orders, providing and maintaining check writing and wire transfer services, communicating with shareholders, maintaining account records, answering account-related questions and correspondence, issuing reports and confirming transactions and performing other accounting and recordkeeping services.